Exhibit 99.2

••

•••

•••• •••

••••

••• ••• ••••

•••

••• ••••

✓✓✓✓✓

✓✓✓ ✓✓✓ ✓✓✓

••• •••

•••

NOTE: Please refer to the yellow box in the upper right corner for Work in Progress (WIP) notes; slide design subject to change

••• • •• •••

•• ••

•• • • •••• •••••••

••••••

•••••

•••••••

•••• ••••

• • • ✓ ✓ ✓

••••

•••• •••• ••••

✓✓✓✓✓ •• • •• • • • • •

••••

•• ••



WM 2025 INVESTOR DAY

June 24, 2025

Welcome and Opening Remarks



Ed Egl

VP, Investor Relations





Today's Agenda

8:30AM

Welcome and Opening Remarks
Ed Egl | VP, Investor Relations

Fueling a Long-Term, Powerful Engine for Growth
Jim Fish | Chief Executive Officer

Driving Operational Excellence through the WM Way
John Morris | President and Chief Operating Officer

Attaining Growth through Differentiation
Mike Watson | SVP and Chief Customer Officer

Panel Discussion: Promoting a High-Performance Culture
Kim Stith | SVP and Chief Human Resources Officer

9:50AM **Q&A**

10:15AM **Break**

10:25AM

Expanding Our Sustainability Platform for Growth
Tara Hemmer | SVP and Chief Sustainability Officer

Delivering on the Promise of WM Healthcare Solutions
Rafa Carrasco | SVP, Enterprise Strategy and President, WM Healthcare Solutions

Achieving Sustainable Long-Term Growth
Devina Rankin | EVP and Chief Financial Officer

Closing Remarks
Jim Fish | Chief Executive Officer

11:25AM **Q&A**

12:00PM **Management Luncheon**

WM

CAUTIONARY STATEMENTS

Forward-Looking Statements & Projections

This presentation contains a number of forward-looking statements and projections, including but not limited to, all statements regarding future results and performance of our business; all statements regarding targets, projections, estimates, forecasts, financial guidance and outlook, including 2027 targets; growth and optimization of WM's business; integration of the Stericycle business and related contributions, results and benefits, including amount and timing of synergies and business growth opportunities; future, planned, projected, estimated or targeted investments, capital expenditures, strategies and initiatives, including pursuant to WM's sustainability growth strategy; timing, results, financial returns, adjusted operating EBITDA generation, free cash flow, production increases, capacity expansion and impacts on operations and cost structure from all such investments, capital expenditures, strategies and initiatives; future market trends and opportunities; customer spending and behavior; future development and use of technology; macroeconomic conditions and pricing assumptions; future regulatory developments and impacts; future leverage ratio, capital allocation, dividends and share repurchases; and all other assumptions underlying any targets, projections, estimates, forecasts, guidance or outlook. ***You should view these statements with caution. They are based on the facts and circumstances known to the Company as of the date the statements are made (June 24, 2025).***

These forward-looking statements are subject to risks and uncertainties that could cause actual results to be materially different from those set forth in such forward-looking statements, including but not limited to failure to implement our optimization, automation, growth and cost savings initiatives and overall business strategy; failure to obtain the results anticipated from strategic initiatives, investments, acquisitions or new lines of business; failure to identify acquisition targets, consummate and integrate acquisitions, including our ability to integrate the acquisition of Stericycle and achieve the anticipated benefits therefrom, including synergies; legal, regulatory and other matters that may affect the costs and timing of our ability to integrate and deliver all of the expected benefits of the Stericycle acquisition; failure to maintain an effective system of internal control over financial reporting; existing or new environmental and other regulations, including developments related to emerging contaminants, gas emissions, renewable energy, extended producer responsibility and our natural gas fleet; significant environmental, safety or other incidents resulting in liabilities or brand damage; failure to obtain and maintain necessary permits due to land scarcity, public opposition or otherwise; diminishing landfill capacity, resulting in increased costs and the need for disposal alternatives; exposure to different regulatory, legal, financial and economic conditions in international jurisdictions; failure to attract, hire and retain key team members and a high quality workforce; increases in labor costs due to union organizing activities or changes in wage and labor related regulations; disruption and costs resulting from severe weather and destructive climate events; failure to achieve our sustainability goals or execute on our sustainability-related strategy and initiatives, including within planned timelines or anticipated budgets due to disruptions, delays, cost increases or changes in environmental or tax regulations and incentives; focus on and regulation of, environmental and sustainability-related disclosures, which could lead to increased costs, risk of non-compliance, brand damage and litigation risk related to our sustainability efforts; macroeconomic conditions, geopolitical conflict and large-scale market disruption resulting in labor, supply chain and transportation constraints, inflationary cost pressures and fluctuations in commodity prices, fuel and other energy costs; increased competition; pricing actions; impacts from unsettled political conditions, international trade and regulatory controls and tariffs; competitive disposal alternatives, diversion of waste from landfills and declining waste volumes; changing conditions in the healthcare industry; weakness in general economic conditions and capital markets; risks of international operations; instability of financial institutions; adoption of new tax legislation; fuel shortages; failure to develop and protect new technology; failure of technology to perform as expected; failure to prevent, detect and address cybersecurity incidents or comply with privacy regulations; inability to adapt and manage the benefits and risks of artificial intelligence; negative outcomes of litigation or governmental proceedings, including those acquired through transactions; and operational or management decisions or developments that result in impairment charges.

Please also see WM's filings with the SEC, including Part I, Item 1A of WM's most recently filed Annual Report on Form 10-K and subsequent Form 10-Qs, for additional information regarding these and other risks and uncertainties applicable to its business. WM assumes no obligation to update any forward-looking statement, including financial estimates and forecasts, whether as a result of future events, circumstances or developments or otherwise.

Non-GAAP Financial Measures

This presentation contains non-GAAP financial measures. Please see the Appendix for additional information about the Company's use of non-GAAP measures and reconciliations to comparable GAAP measures.

Glossary

Please note that a glossary of certain defined terms is included in the Appendix.

Fueling a Long-Term, Profitable Engine for Growth



Jim Fish

Chief Executive Officer



WM

Key Messages

01 Fostering a **people-first leadership** approach built on the strength and experience of a **dynamic leadership team**

02 Fueling a **powerful, long-term growth engine** for sustained value creation

03 Leveraging a **unique, un-replicable asset network** and **materials management expertise** to drive competitive differentiation

04 Building **distinctive platforms for incremental growth**, supported by strong secular trends

05 Executing a **clear and disciplined capital allocation** strategy focused on **long-term shareholder value creation**


WM
LIFCHGR

WM Snapshot[1] (NYSE: WM)

Houston, TX	1971	$97B	~62k	$22.1B	$6.6B
Headquarters	Founded	Market Cap[2]	Employees[3]	2024 Revenue	2024 Adj. Operating EBITDA[4]

2024 Revenue by Segment[4]


2%
2%
7%
89%

- Collection and Disposal
- Recycling
- Healthcare Solutions
- Renewable Energy

Vertically-Integrated Asset Network with Unmatched Size and Scale[3]

WM Asset Network

506 Solid and Medical Waste Transfer facilities

262 Active solid waste landfills

105 Recycling facilities

497 Hauling operations

69 Autoclaves

18 Medical Waste Incinerators

WM Asset Locations


UK & Ireland

Legend

- Hauling
- Landfill
- Transfer Station
- Recycling Facilities
- WMHS Facilities

1. Waste Management, Inc. is a holding company, and all operations are conduced by subsidiaries.
2. As of 5/31/2025.
3. As of 12/31/2024.
4. See the Appendix for additional information about non-GAAP measures.

Clear Track Record of Outperforming Our Goals

Continuing to Exceed 2019 Investor Day Financial Targets

	2019 – 2021 Financial Targets	2019 – 2021 Actual	2022 – 2024 Actual
Collection & Disposal Organic Revenue Growth	+4 – 6%	+3% (reflecting 2020 COVID impact)	+6% ✓
Adjusted Operating EBITDA[1]	+5 – 7%	+7% ✓	+9% ✓
Free Cash Flow[1] (before sustainability growth investments)[2]	+5 – 7%	+14% ✓	+13% ✓

Delivering Strong Financial Results as We Continue to Transform Our Industry

1. See the Appendix for additional information about non-GAAP measures.
2. Sustainability growth investments consists of accelerated capital expenditures in support of WM's sustainability growth strategy that has driven significant and ongoing investments in WM's recycling and renewable energy businesses.

Proven Track Record of Compounding Shareholder Value...



January 2015
May 2025

	Total Shareholder Return[1]	Volatility vs. Market[1] Beta vs. S&P 500
WM	+476%	.60
XLI (Industrial Select Sector SPDR Fund)	+205%	.98
DJIA	+137%	.93

Returns Have Remained Resilient through:

- Political administration changes
- Regulatory policy changes
- COVID-19
- Labor shortages
- Wage inflation

...with Lower Relative Volatility

1. All data from FactSet for 1/1/2015 through 5/31/2025.

Fostering a People-First Leadership Approach Enabled by Experienced Team



Jim Fish
Chief Executive Officer
Joined WM: 2001



John Morris
President and Chief Operating Officer
1994



Devina Rankin
EVP and Chief Financial Officer
2002



Tara Hemmer
SVP and Chief Sustainability Officer
1999



Rafa Carrasco
SVP, Enterprise Strategy and President, WM Healthcare Solutions
2016



Kim Stith
SVP and Chief Human Resources Officer
2001



Mike Watson
SVP and Chief Customer Officer
1992



Chuck Boettcher
EVP and Chief Legal Officer
2016



Chris DeSantis
SVP, Operations
1997



Donald Smith
SVP, Operations
2000



John Varkey
SVP and Chief Information Officer
2019

Leading the Industry with a Purpose-Built Team that Fosters a Strong WM Culture

Executing the WM Value Creation Engine



Un-Replicable Core Business
+
New Growth Platforms
=
Ongoing Value Creation
People-First
Operational Excellence
Customer-Centricity
Strategic Asset Network
Technology & Automation
Logistics and Materials Management Expertise
Sustainability
WM Healthcare Solutions
Anticipated Long-Term Outcomes
Revenue Growth
Margin Improvement
FCF Generation
Acceleration via M&A
Reinvestment

The Power of Organic Growth in Our Core Business

Winning with Customers

Disciplined Price Growth

Maximizing Customer Lifetime Value through unique data & insights

>300 bps
Core Price Spread to Inflation[1]

+

Targeted Volume Expansion

Capturing incremental volume through differentiated offering and strategic asset network

+4.4%
Municipal Solid Waste (MSW) Volume Growth[2]

+

While Lowering Our Cost to Serve

Effective Cost Management

Leveraging automation to reduce labor dependency and lower our cost to serve

~100 bps
Improvement in Operating Expense as a Percentage of Revenue[2]

Delivering Consistent Growth, Building on Our Position as a Comprehensive Solutions Provider

1. FY 2023 and FY 2024 Core Price vs CPI.
2. FY 2024 vs. FY 2023.

Expanding Our Ability to Compete and Win

- Relentlessly Customer Focused
- Growing Best-in-Class Asset Network
- Environmental Solutions and Regulatory Expertise
- Asset Management and Logistics Expertise
- Technology Leadership



Strengthening Differentiation and Deepening Our Competitive Moat

Well Positioned in an Increasingly Constrained Disposal Market

Increasing Municipal Solid Waste (MSW) Generation[1]


350
300
250
200
150
100
50
0
Projected MSW generation
2000
2005
2010
2015
2020
2025
2030
Landfill
Waste-to-Energy
Recycling
Composting

Capacity Offline from Closures (millions of tons)[2]


14
12
10
8
6
4
2
2010
2015
2020
2025
2030
2035
2040
2045

Why We Win

- Advantaged disposal network
- Significant capacity in key markets, with best landfill positioning in 9 out of 10 largest MSAs in the U.S.
- Industry-leading transfer station capacity and network optimization capabilities
- Available capital to build out market-specific solutions
- Recycling infrastructure to meet growing demand and preserve valuable landfill airspace

Transportation of Waste Becoming Increasingly Important[3]

- Waste ton-miles expected to **increase at 6% CAGR**
- Transportation cost expected to **increase by up to 40%**

Leading Disposal Network Uniquely Advantaged in Key Markets

1. WM compiled estimates from U.S. EPA and Environmental Research & Education Foundation.
2. U.S. EPA LMOP Database 2024.
3. WM estimates.

Un-Replicable Core Business

Significant Opportunity for Growth in Large, Resilient Industry

~$125 Billion

U.S. and Canada Waste and Recycling Industry Total Addressable Market[1]



- WM | $22.1B
- Republic Services | $16.0B
- Waste Connections | $8.9B
- GFL Environmental | $7.8B
- Clean Harbors | $5.9B
- Other Competitors | $64.2B


Access WM 24/7 at wm.com

Continued Leadership Position in >$100 Billion Industry

+

Room for Future Tuck-In Opportunities

Note: Public company revenue figures are for FY 2024.

1. Includes medical and hazardous waste markets; U.S. source: Waste Business Journal; Canada source: Reports and Insights

Maximizing Growth Opportunities from Sustainability Investments

Executed and Ongoing Sustainability Growth Investments Since 2022[1]

1 **~$1.4B** Investment in Recycling Infrastructure → **39** New or Automated Facilities

Current Progress:
29 Recycling Projects Complete

2 **~$1.6B** Investment in RNG to Bring Plants Online → **20** New WM-Owned RNG Plants

Current Progress:
8 RNG Plants Complete

2027 Expected Results

Additional 2.8M Tons of Annual Recycling Capability

Generation of 25M Incremental MMBtu Annually

~$760 – $800M in incremental annual Adj. Operating EBITDA[2]

~$600 – $630M in incremental annual Free Cash Flow[2]

Driving Economic and Environmental Value through Sustainability Investments

1. Aggregate sustainability growth investments, facilities, and plants anticipated for 2022-2026 pursuant to sustainability growth strategy.
2. Assumes blended average commodity price of $125/ton for recycling and blended average RNG value of $26/MMBtu (which is equivalent to $2.00 RINs and $2.50 natural gas) for RNG sold in the transportation market. See the Appendix for additional information about non-GAAP measures.

Capturing Strategic Value and Driving Growth in WM Healthcare Solutions

Strategic Update on Stericycle Acquisition

Capturing Cost Synergies

- Expecting $250M of annual run-rate cost synergies in 2027
- Double original expectations of >$125M

Reducing SG&A

- Expecting significant improvements in SG&A as a % of revenue by 2027, with further runway beyond

Pursuing Ongoing Operational Enhancements

Positioned to Capture Strong Secular Tailwinds in Healthcare

- Aging Population
- Increasing Chronic Conditions
- Rising Hospital Occupancy

Medical Waste sector expected to outpace traditional solid waste volume trends

Harnessing Key Differentiators of Combined Company to Accelerate Growth

- Deep Data Insights
- National Footprint
- Comprehensive Suite of Solutions
- Long-Standing Relationships
- Leading Waste Disposal and Transfer Network

Driving Long-Term Impact through Powerful Healthcare Growth Platform

Capitalizing on Strong Secular Growth Trends to Power the Business Forward

Increasing Regulatory Requirements

Increasing requirements for disposal of material containing PFAS

Multiple jurisdictions considering or implementing **EPR legislation to support recycling**

Declining Landfill Airspace Availability[1]

~400 Landfills expected to close in next 15 years

~150M Tons of capacity going offline by 2040

Growth in Healthcare From Aging Population[2]

+2% CAGR in medical waste volume through 2032

+16% Expected average age increase of population from 2010 to 2030

Rising U.S. Energy Demand Anticipated[3]

+15% By 2030

3x Energy demand from data centers by 2030



Capturing Near-Term Growth While Positioning for Long-Term Trends

1. WM estimates from U.S. EPA, state government, and Environmental Research & Education Foundation data.
2. Weldon Cooper Center for Public Service and Demographics Research Group
3. McKinsey & Company 2025

Leveraging Technology and Automation to Reduce Labor Dependency

Addressing Labor Dependency Challenge...

Increasing Wage Inflation

- Average WM frontline wages up >29% over past 5 years

Slowing Population Growth

- U.S. birth rate at historically low levels[1]

Aging Population

- Median age expected in 2029 of 40.4 years, up from 28.1 years in 1970[2]

...with Innovative Investments in Technology & Automation

Automating Fleet

- Converting residential routes to automated side loaders

Automating Facilities

- Recycling facility automation

Streamlining Logistics

- Dynamic route optimization

Testing Autonomous Vehicles

- Heavy equipment and collection trucks



Building a Resilient, Future-Ready Business

1. Census Bureau.
2. ESRI June release.

WM Investment Thesis



01

Fostering a **people-first leadership** approach built on the strength and experience of a **dynamic leadership team**

02

Fueling a **powerful, long-term growth engine** for sustained value creation

03

Leveraging **unique, un-replicable asset network** and **materials management expertise** to drive competitive differentiation

04

Building **distinctive platforms for incremental growth**, supported by strong secular trends

05

Executing a **clear and disciplined capital allocation** strategy focused on **long-term shareholder value creation**

Driving Operational Excellence through the WM Way



John Morris

President and
Chief Operating Officer


WM

Key Messages

01 Building on **deep core competencies** to fuel growth and profitable expansion

02 **Partnering with our customers** to provide world-class, environmental solutions to advance their business

03 Modernizing our business model through targeted technology investments to elevate **labor performance**, drive **operational efficiency**, and structurally **lower our cost to serve**

04 Driving **operational excellence** across the value chain from the moment customer engages to post-collection



Delivered Sustained Operational Improvements and Efficiency Gains that Have Strengthened Our Margin Profile



Operational Excellence Strategic Initiatives Announced in 2019

Drive Operating Efficiencies through:

1. Continuous focus on process optimization
2. Increasing development and adoption of new technologies

Our Accomplishments

+220 bps
Core Business Margin Improvement from 2021 to 2024

Introduced new technology across the business:

- WM Smart Truck® Technology
- Dynamic route optimization
- Realtime navigation
- CONNECTED LANDFILL® Technology – industrial automation
- Optical sorting capabilities in our recycling centers

Technology developments / implementations have:

- ✓ Enhanced safety
- ✓ Improved efficiency and productivity
- ✓ Reduced cost to serve
- ✓ Increased customer stickiness and satisfaction

Significant Progress to Date, with Plenty of Runway for Continued Improvement

Leveraging Differentiated Core Competencies Across the Organization

People-First Management





Logistics Expertise

Technology and Automation




3306
GMTX
3306

Network Optimization

Enabling WM Way Across Our Value Chain


WM Software
Commercial
Connected Truck
Large Enterprise
Residential
Healthcare
Industrial
Transfer Stations
Automated Wellhead
Satellite
Drone
Sensor
Recycling Facility
CONNECTED LANDFILL®
RNG Plant
Natural Gas Pipeline
CNG Fueling Station

Collection Operations Value Chain


WM Software
Connected Truck
Commercial
Large Enterprise
Residential
Healthcare
Industrial

Collection

- Differentiated technology enables increased safety, labor efficiency, and improved service delivery
- Route efficiencies improved daily via patented software
- Integrated digital backbone between trucks, repair shops, and technicians creates enhanced fleet visibility and improves maintenance processes
- WM's Connected Truck outfitted with advanced technology and expertly maintained

Leading in Safety and Advancing Our Business through Innovation

Leveraging Technology and Automation to Provide Safer Work Environment

- Smart In-Cab Cameras
- Equipment Automation
- Advanced Fleet Safety Technology

Improving Labor Efficiency, Customer Satisfaction, and Profitability

- Route Optimization Tools
- Real-Time Tracking Systems
- Automated Trucks



Lowest

All-Time Driver Turnover

28%

Improvement from 2022

Using Technology to Increase Safety, Improve Service Delivery, and Enhance Customer Experience

Optimizing Our Fleet Operations

Background

Integrated digital backbone between trucks, repair shops, and technicians creates enhanced fleet visibility and improves maintenance processes

Truck

- Advanced Driver Assistance Systems as standard truck spec for all new trucks
- Safety brake anti-roll-away
- Push towards autonomous vehicles

Repair Shop

- Planning and scheduling optimization
- Digitized work assignment
- Reduced administrative burden with centralized warranty department and digital parts catalogs

Technicians

- Truck health monitoring
- Proactive maintenance through telematics and advanced analytics
- AI technical digital assistant
- Augmented/mixed reality guided maintenance and repair

RESULTS

Greater Asset Utilization

Reducing unplanned fleet work orders, driving fewer delays for repairs and shop revisits

Greater Capital Efficiency

Optimizing vehicle maintenance improves uptime, requiring fewer total assets to service our customers

Over the Past 5 Years,

~16% Decreased Downtime

+12% Spare Ratio[1] Improvement

Optimizing Labor and Assets to Drive Capital Efficiency

1. Spare Ratio: % of spare vehicles available for fixed-route service compared to total number of vehicles needed during the peak of annual service.

Improving Frontline Worker and Customer Experience with Connected Truck



Daily Driver Performance Feedback

Daily performance report ranks each driver as 'bronze, silver, gold' for Safety, Service, and Savings



Safety Behavior Support

Performance monitoring and predictive analytics coach drivers and reduce number of safety incidents / infractions



In-Cab Navigation

Real-time, traffic avoidance navigation built specifically for WM fleet, driving improved safety, efficiency, and customer service

Connected Truck Platform

Integrated | Intelligent | Resilient

Connectivity + *AI Edge* ***Computing***


WM



Fleet Health Alerting

Critical health alerting and intelligent monitoring to improve asset reliability and availability



Integrated Systems

Integrated technologies reduce operator distractions, enhance safe operations, and optimize routes



Service Status Automation

Automated Service status reports to inform customer of "almost there," or "confirmed," enabling customers to engage with WM on their terms

Post-Collection Value Chain

Post-Collection

- CONNECTED LANDFILL® technology with automated sensing and controls
- Intermodal operations to optimize landfill network
- Automation technology recycling facilities helps to maximize material recovery



Automated Wellhead
Satellite
Drone
Sensor
Transfer Stations
Recycling Facility
CONNECTED LANDFILL®
RNG Plant
Natural Gas Pipeline
CNG Fueling Station

Post-Collection

Maximizing Landfill Asset Value with Innovation

SPOTLIGHT
Modern Landfill Excellence

GPS-Enabled Equipment and Drone-Based Reality Capture Data drive optimal airspace utilization

Automated Wellheads enhance LFG collection and reduce manual monitoring

Remote Sensors detect LFG collection opportunities

CONNECTED LANDFILL® Technology automates LFG and liquids management to improve system performance and employee experience

CONNECTED LANDFILL® Technology

Multiple Patents to Optimize Landfills



Automated wellheads
Remote surface emissions monitoring
Renewable energy plant
Leachate treatment systems
Liquid collection system

Key Benefits

- **Extends Landfill Site Life and Profitability** with improved airspace utilization
- **Increases Renewable Energy Potential by >15%** and helps advance sustainability goals
- **Enhances Total Return on Invested Capital** with tools to improve design, build and overall operations
- **Enables Landfill Expansions** through improved community partnerships

Leveraging Emerging Technologies to Enhance Landfill Safety and Extend Landfill Life

Optimizing Our Industry-Leading Network of Post-Collection Assets

Trends Impacting Post-Collection Assets

Limited land availability hindering greenfield development

Regulatory climate making it more challenging to receive approval for landfill expansions

Population migration driving regional increases to markets with limited assets

Maximizing Value of Our Unparalleled Asset Network by:

- **Expanding intermodal capacity** to leverage breadth of network
- **Securing landfill expansions** in key markets
- **Investing in recycling infrastructure** to increase resource recovery and preserve landfill airspace
- **Pricing disposal appropriately** to reflect scarcity value and transportation costs

Building and expanding enterprise network planning to enhance the delivery of the most differentiated asset network in North America

Optimizing Landfill Flows and Moving Volume More Cost Effectively to Maximize Total Asset Value

WM

SPOTLIGHT: Intermodal Capabilities



BACKGROUND
Eastern Seaboard

Significantly constrained disposal capacity in region[1]

- ~45% of total U.S. waste generated in region
- ~50% of waste generated in region may not have local disposal option in 10 years

How WM is Solving the Problem

20-year contracts with NYC Dept. of Sanitation, to handle 6,500+ tons of residential waste per day, internalized at WM facilities

- **Exporting waste** from transfer stations in Brooklyn, the Bronx, and Queens via rail cars
- **Transferring waste** from NYC marine facilities in Brooklyn to other locations via barge


3306
3306

BACKGROUND
Pacific Northwest

Limited landfill capacity in Western Washington state due to regulatory climate and declining airspace[1]

- 1M+ additional tons will need a disposal solution in next 10 years

How WM is Solving the Problem

Regional rail support to export waste from Western Washington

- **Moving waste by rail** 7 days a week from Seattle, WA to Arlington, OR
- Transporting **~67k loaded rail shipments** and **>2M tons** per year

Expanding Capabilities to Optimize Waste Flows Across the Network

1. WM estimates from U.S. EPA, state government, and Environmental Research & Education Foundation data.

Utilizing Emerging Technologies to Mitigate Industry's Largest Challenges

Industry Challenges

Aspirational Innovations, Moving Quickly Toward Reality

Labor Dependency

Regulatory Requirements

Landfill Capacity Constraints

- **Autonomous Vehicles**
  Phased deployment of autonomous capability for collection and post-collection operations to augment and optimize future workforce; use of semi-autonomous vehicles in select intermodal routes



- **Digital Connectivity of Our Entire Network**
  Development of remote operations platform that centralizes control and monitoring of our assets like fleet, landfills, WMRE plants



- **AI Everywhere**
  Prioritizing use of agentic AI & machine learning to drive automation, backed by sophisticated and predictive data analytics



Investing in Technologies that Will Shape the Future of Our Industry

Key Takeaways



01

Partnering with our customers to provide world-class, environmental solutions to advance their business

02

Modernizing our business model through targeted technology investments to elevate **labor performance**, drive **operational efficiency**, and structurally **lower our cost to serve**

03

Driving **operational excellence** across the value chain from the moment customer engages to post-collection

04

Building on **deep core competencies** to fuel growth and profitable expansion

Attaining Growth through Differentiation



Mike Watson

SVP and Chief Customer Officer


WM

Key Messages

01 Solving our customers' biggest challenges with **industry-leading capabilities,** enabling us to be **the partner of choice**

02 Applying a proven, customer-centric playbook to drive **scalable growth** and **differentiated customer experience**

03 Accelerating momentum through focused expansion in **high-growth markets** with our proven go-to-market strategy

04 Executing clear priorities to deliver leading customer service and insights, while driving **sustainable, long-term profitable growth**



Delivering Scalable Growth through Differentiation



Optimizing customer experience
to engage customers, increase stickiness, and lower the cost to serve



Enhancing go-to-market effectiveness
to capitalize on growth opportunities and lower the cost per sale



Leveraging data and analytics
to increase retention and optimize core price and customer lifetime value


WM
WM

Amplifying WM brand
to drive increased demand generation and customer loyalty

Building on Industry Leadership to Accelerate Profitable Growth

Solving Our Customers Biggest Challenges through a Modernized, Digital-First Customer Experience

What Our Customers Need

- **Ease of Use**
- **Reliable Solutions and Services**
- **Seamless Experience and Interactions**

Actions Taken to Enhance & Create a Digital-First Customer Experience...

- ✓ Increased online **self-service applications by 15x**[1] to empower customers
- ✓ Introduced **more robust customer engagement channels**, with improved chat and e-mail capabilities
- ✓ Enabled **proactive customer outreach** to better address service and support
- ✓ Provided **modernized agent tools** and **localized online support** to better serve customers
- ✓ **Invested in AI to enable proactive service** and **personalized interactions,** enhancing overall digital customer experience

...While Increasing Efficiencies and Reducing Sales Cost to Serve

~25M	4.2	~$30M
Increase in online service transactions[1]	Google rating ★★★★★	Annual reduction in sales cost to serve[1]

Enhancing Customer Experience, While Lowering Our Cost to Serve

1. Change from FY 2020 to FY 2024.

Where We're Going | Removing Customer Friction Points to Drive Scalable Growth


WM

Service Reliability
Connecting assets to create more predictable service delivery



Personalized Digital Interactions
Harnessing deeper insights into preferences and behavior to continuously refine customer experience



Proactive Service Outreach
Enhancing meaningful actions for our customers, anticipating needs



AI-enabled Agents
Providing smart recommendations and automation, allowing agents to focus on experience

2030 Vision[1]

Accelerate
customer adoption of self-service by **3X**

Improve
customer satisfaction rating to **9** out of **10** overall

Increase
Customer Lifetime Value by **$100M**

Continually Improving Customer Intimacy and Enhancing Partnerships to Enable Growth

1. Relative to 2024 results.

Go-To-Market Excellence

Enhancing Go-to-Market Process



Optimizing Sales Structure
Lowering cost to serve



Amplifying eCommerce
Capitalizing on digital investments



Rightsizing Service
Using WM Smart Truck® technology to right-size customers and increase revenue



Transforming Prospecting
Implementing AI and automation to drive growth

Evidence of Success

↓8%
Lower cost per sale[1]

~$340M
Annual revenue growth from service upgrades[1]

↑67%
Increase in eCommerce revenue[1]

Maximizing Sales Effectiveness through Process, Technology, and Automation Enhancements

1. Change from FY 2022 to FY 2024.

Where We're Going | Leveraging Predictive Analytics to Extend Customer Lifetime Value


RECYCLE RIGHT, FOR TOMORROW
WM

Enhance Salesforce Efficiency

Focusing on at-risk customers; determine right time/offer for effective engagement



Optimize Customer Value

Balance short- and long-term impacts; focus on customer service metrics



Proactive Retention Campaigns

Informing personalized proactive customer contacts and recommending most meaningful action



Guided Retention Offers

Guiding calls using CLV and agent expertise; aligning offers to customer risk and retention needs

Evidence of Success

Core Price Spread to Inflation **>300 bps[1]**

Retention Improvement of **210 bps[2]**

Enhanced Analytics Suite Driving Best-in-Class Go-to-Market Strategy

1. FY 2023 and FY 2024 Core Price vs CPI.
2. FY 2024 Defection vs FY 2022 Defection.

Improved ROI by Elevating WM's Purpose-Driven Brand through Sophisticated Marketing & Analytics

Maximizing Brand Recognition and Marketing ROI

Brand Awareness

+700 BPS
Increase in Brand Awareness[1,2]

+2600 BPS
Increase in Identification of WM as Leader in Sustainability[1,2]

50% Greater
Brand Recognition in Sustainability Industry to Nearest Peer[3]

Sales Impact

WM Phoenix Open paid media drove **18% incremental sales[2]** for Open Market Residential and

9% for Small-Medium Business[2]

MLB media drove **$11M in attributed new sales[2]** for Small-Medium Business and Open Market Residential


COMPOST
RECYCLE

Significant Increase in Metrics since 2019[4]

+80% Brand Value Increase since 2019

+5% Brand Strength Increase since 2019

Investing in Brand Equity as Key Differentiator and Powerful Enabler of Growth

1. WM internal brand partner study estimates.
2. % lift year over year from 2023 to 2024.
3. Morning Consult Research.
4. Third party analysis performed by Brand Finance.

Pursuing Significant Opportunities in Growth Markets



National Accounts

- ✓ Capturing increased share of wallet
- ✓ Leveraging analytics and reporting capabilities
- ✓ Extracting greater value



WM Healthcare Solutions

- ✓ Applying WM's suite of capabilities
- ✓ Leveraging technology, coverage optimization, and marketing
- ✓ Targeting cross-sell opportunities



Environmental Solutions

- ✓ Deploying refined environmental services
- ✓ Capitalizing on strategic growth streams
- ✓ Optimizing customer engagement

Leveraging Customer-Centric Expertise to Expand in Growth Markets

Outsized Growth through National Accounts with Unparalleled Value Proposition

"WM is the benchmark for all our strategic supplier partnerships."
(Large Retail Customer with 2,300+ locations)

~$5B
TAM

National Accounts has Grown from $1.4B to $2.4B Over Last Five Years

12% Revenue CAGR[1]

6.3% Core Price (avg. 2023 & 2024)

393 bps Margin Improvement[1]

99% Customer Retention Rate[1]

Seamless Customer Onboarding


WM

$110M

New Business Launches
(Annual Average 2020–24)

Industry-Best Reporting and Analytics



Sustainability gains, regulatory compliance, service efficiencies

elements®

83% new customers cite elements® as a reason for choosing WM

Differentiated Customer Service

Self-Service Growth in National Accounts
(% of Total Transactions)


0%
12%
23%
33%
69%
2020
2021
2022
2023
2024

84% of customers had positive opinion of self-service capability

Focus on Customer-Centric Differentiation Fuels National Accounts Growth

1. From FY 2019 to FY 2024.

Targeted Cross-Selling Strategy Designed to Optimize Healthcare Customer Engagement and Maximize Share



National and Hospital Customers

~$1.4B
Wallet Share Opportunity[1]

Value Proposition

- Integrated **WM One Solution** consistently scaled across entire customer footprint
- Innovative waste diversion tactics to support sustainability goals
- Advanced data insights to drive waste program and operational improvement



Small-Medium Business Customers

~$1.1B
Wallet Share Opportunity[1]

Value Proposition

- Trusted partner, managing all waste streams, enabling SMBs (e.g., animal vet) to focus on their business
- Seamless onboarding and ease of use, with self-serve experience underpinned by advanced eCommerce platform
- Opportunities for bundled solutions tailored to enable a cost-effective approach to sustainability

Harnessing Key Differentiators of Combined Company to Accelerate Growth

Vision for Future: single contract, consolidated invoice, centralized customer service, brand reputation, and sustainability

Deep Data Insights	National Footprint	Simplify Sustainability	Comprehensive Service Offerings

Generated $30M of Annual New Service Revenue Since the Acquisition

1. WM Internal Estimates.

Continuing to Drive Growth in Environmental Solutions



Delivering Innovative Bio-Fuel Solutions for PetroChem Customer

- **Pioneered sustainable solutions** for processing of new Bio-Fuel waste streams
- **Expanded WM's market differentiation** by creating a proprietary sustainable liquid recycling technology
- **Increased efficiencies** by collaborating with WM recycling and circular product recovery

WM sustainably diverted 90% of the waste by-product from disposal, through recovery and recycling

Post-Collection Revenue Growth

+44% Over Past 5 Years

~$8B TAM — **Hazardous Waste**

~$20B TAM — **PFAS Processing and Disposal**

~$3B TAM — **Bio-Solids**

Environmental Solutions Modernization Objectives

Grow Revenue
Modernize technology processes and go-to-market approach to set up further growth

Drive Integration
Reduce fragmented systems, align to corporate ecosystem while meeting regulatory requirements

Improve Customer Experience
Differentiate offering through broad asset base supported by streamlined processes and technology

Improve Employee Experience
Optimize administrative tasks for efficiency and focus resources on growth

Driving Customer-Centric Growth Beyond the Core Business

Key Takeaways


WM
Cleaner Air, For Tomorrow®
645

01

Solving our customers' biggest challenges with **industry-leading capabilities,** enabling us to be **the partner of choice**

02

Applying a proven, customer-centric playbook to drive **scalable growth** and **differentiated customer experience**

03

Accelerating momentum through focused expansion in **high-growth markets** with our proven go-to-market strategy

04

Executing clear priorities to deliver leading customer service and insights, while driving **sustainable, long-term profitable growth**

Panel Discussion

Promoting a High-Performance Culture


Think Clean.
We run on clean burning natural gas.

Today's Panel

Moderator



Kim Stith

SVP and Chief Human Resources Officer
Joined WM: 2001

Panelists



Marcel Dalby

VP, Collection Operations and Business Optimization
2005



Rebecca McMorris

Senior Director, Enterprise Digital Services
2022



Ron Ward

Area VP, Capitol Area
2020

Q&A


WARNING
NO
GARBAGE
Access WM 24/7 at wm.

Break



Expanding Our Sustainability Platform for Growth



Tara Hemmer

SVP and Chief Sustainability Officer


HOUSTON WESTSIDE
STATE OF THE ART MATERIAL RECOVERY FACILITY
WM
Recycle Right,
For Tomorrow
WM

Key Messages

01 Growing our sustainability business while **operating the company with sustainability in mind**

02 Continuing strong commitment to ongoing sustainability innovation as we **position for long-term secular tailwinds**

03 Delivering on sustainability investments in Recycling and RNG to drive **significant growth** and **shareholder value**

04 Building on our execution track record to **expand capabilities** for the **materials of the future** while delivering **economic and environmental value**



Sustainability Embedded in Our DNA

BOLD AMBITIONS FOR A SUSTAINABLE TOMORROW…	…EMBEDDED IN EVERYTHING WE DO TODAY

Material is **REPURPOSED**

We're reimagining a circular economy.

Energy is **RENEWABLE**

We're innovating for climate progress.

Communities are **THRIVING**

We're empowering people to live sustainably.

Brand Commitment
Who We Are

Customer Value Proposition
How We Serve

Day-to-Day Operations
The Way We Work

Shareholder Value Creation
The Impact We Make

Delivering Economically Viable and Environmentally Responsible Outcomes

Partnering with Customers to Develop Opportunities for Tomorrow While Delivering Solutions for Today

Developing for Long-Term

Delivering for Today



Developing Capabilities with Customer Needs in Mind

- Industrial waste and liquids management
- Biosolids, food, and yard waste beneficial use
- Hazardous waste management
- Textiles recycling
- C&D recycling
- Carbon capture and storage



Expanding Our Service Offerings

- Sustainability advisory services
- Impact assessments and waste reduction strategies
- Data collection and reporting
- Recalls, returns, and product destruction
- Customized training programs
- Pharmacy and healthcare services



Managing More Materials Based on Market and Customer Trends

- Optimization and waste reduction across value chain
- Specialized material management
- Creating circular solutions to repurpose end of life materials

Expanding Capabilities with Recycling at the Center

Growing Recycling Business Fueled by Long-Term Drivers



Regulatory Requirements Generating More **Inbound Materials**

- 7 U.S. states and 9 out of 13 Canadian provinces/territories implementing, or expected to implement, EPR laws in near-term
  - Well-positioned with ~50% of previously announced $1.4B 2022-2026 recycling sustainability growth investments in EPR geographies
- Automation technology can handle wider range of acceptable materials and are more adaptable to specifications within EPR regulations



Growing Customer Interest in Circularity Driving Demand for **Outbound Materials**

- More customers looking for fully circular solutions e.g., getting recycled materials back onto store shelves
- Strong demand from larger customers for one-stop shop solution and national scale, backed by minimum content legislation

Customers Rely on Recycled Materials, and Our Recycling Facilities are Critical for those Solutions

Realizing Significant Return on Investments, Capitalizing on Recycling Opportunities

$1.4B Investment[1] in:

Automating and Upgrading Existing Facilities & Expanding into New Markets



Driving automation to **increase annual capacity 1M tons** and **reduce labor costs**



Enhancing material quality to **drive increased revenue**



Edmonton
Portland
Napanee
Dumfries
Toronto
Detroit
Brooklyn
Nashville
Fort Worth
Fort Walton
Orlando
Miami

Unlocking additional volume in new markets

~30-35% Decrease in labor/ton[2] **+** **~15-20%** Increase in blended value/ton[2] **=** **~2x** Adj. Operating EBITDA margins vs. legacy, non-automated facilities[2]

~1.8M tons Estimated increase in incremental annual capacity by 2027

Recycling Projects and Capacity



Projects Online
Annual Capacity (M Tons)
25
34
39
1.5
2.3
2.8
2024
2025E
2026E+

2027 Expected Financial Contribution

$290M – $300M incremental annual Adj. Operating EBITDA[3]

6 – 7 Years Payback Period

$225M – $230M incremental annual FCF[3]

Generating Greater Economics While Increasing Circularity and Unlocking ~3M Tons Annually for Customers

1. Aggregate recycling sustainability growth investments and projects anticipated for 2022-2026.
2. Estimated results from new and upgraded recycling facilities as of 3/31/2025.
3. At project planning blended average commodity price of $125/ton for recycling. See the Appendix for additional information about non-GAAP measures.

Case Study | Elkridge Automation Project (Baltimore-D.C. Area)

Before



Investment of
~$54M
in automation equipment, in a newly built facility, with over 1 mile of conveyors and 22 optical sorters

After



Elkridge Background

170k
tons per year – total capacity

>150
headcount

Results

~45%
increase in throughput to
250k
tons per year – total capacity

60%
headcount reduction

Achieving Cost Reduction and Increased Throughput via Facility Automation

Pursuing Future Recycling Growth Supported by Leading Capabilities

Near-Term Opportunity | Longer-Term Opportunity


WM

Enter New Geographies

Enter population dense, high-growth geographies where WM is currently under-represented


WM

Expand into New Materials

Adapting capabilities for select items not previously accepted (e.g., plastic film, flexibles, textiles)



Capitalize on Policy Changes

Create capacity to meet policy-driven increases in demand


Inbound Film to Outbound Pellets
LLDPE
GLAD
MaxStrength
New Customer Products

Enhance Circularity Solutions

Partner with businesses to provide circularity solutions for new products

Leveraging Well-Established Expertise to Pursue New Frontiers for Growth

Recycling Food Waste is a New Frontier

Background: California, U.S.

California Senate Bill 1383

- ~Aims to **fight methane pollution** by **diverting food and yard waste from landfills**
- Establishes 2025 state targets:
  - **75% decrease** in food and yard waste sent to landfills



WM SOLUTION | Constructed State-of-the-Art Facility
Pala, California Compost Facility

Community Benefits

✓ Diverts **~52k tons/year** of food and yard waste

WM Benefits

✓ Increases customer stickiness and enhances brand

✓ Creates opportunity to secure new business as franchises come for bid

Background: Quebec, Canada

Organics Diversion Policy and Plan

- **Increases landfill tax** from **C$34/tonne** to **C$36/tonne** by 2026, with **C$2/tonne annual increase** thereafter
- Mandates expansion of **residential and commercial food waste collection to all customers** by 2027
- Targets **recycling/recovery of 70% of food waste** by 2030
- Establishes provincial goal of **10% of gas to be RNG** in pipeline by 2030



Rendering for illustrative purposes only, facility is subject to change

WM SOLUTION | Advanced Facility Under Development
Ste. Sophie Anaerobic Digestion Facility

Expected Community Benefits

✓ Process **~50k tons/year** of source separated food and yard waste

✓ Process **~10k tons/year** of complementary liquids

Expected WM Benefits

✓ Generate gas from organic waste that can be converted to RNG

✓ Deepen relationships with customers, supporting their efforts relating to regulatory requirements and circularity goals

✓ Enhance standing with local community leaders

Providing Best-in-Class Organics Recycling Solutions

Poised for Renewable Energy Growth Based on Expansive Size and Scale

Vertical Integration

Decades of Renewable Energy Expertise

- Developed and built one of the first LFG-to-electricity plants
- Commissioned one of the first LFG-to-RNG facilities
- Market-leading network of 76 active LFG beneficial use projects

Largest CNG Fleet in the Industry

- WM CNG fleet demand equals ~45% of expected 2027 RNG production, providing significant opportunity to generate RINs internally
- At $2.00 RIN value, economic value of RNG equal ~$26.00/MMBtu[1]

Largest Landfill Network

- Capturing landfill gas to minimize environmental impact and create valuable energy, even after landfill closes

+ Downstream Optionality

- Gas-to-Electricity
- Gas-to-RNG
  - **CNG Fueling** (Transportation Market)
  - **3rd Party Sales** (Voluntary Market)

= Diverse Expected Benefits

SHAREHOLDER VALUE
- **Monetizing** byproduct from core business
- Growing incremental adj. Op. EBITDA and FCF

CIRCULARITY
- **Up to 60%** reduction in fleet CO_2e[2]
- Fuel allocated to our CNG collection fleet

DECARBONIZATION
- **RNG substitution** benefits environment
- Increasing beneficial use of landfill gas by utilities and industry

Enhancing Value for Customers, Shareholders, and Environment through Our Differentiated Platform

1. Assumes brown gas price of $2.50/MMBtu.
2. Estimate of reduction in carbon intensity (CI), measured in metric tons of carbon dioxide equivalent, for replacing an average diesel collection vehicle with a CNG collection vehicle that has been allocated landfill RNG, based on the California Air Resources Board (CARB) 2022 CI.

Progressing on RNG Project Journey

$1.6B Investment[1] in 20 New WM-Owned RNG Facilities, Complementing Original 4 Facilities



Original 4 Facilities (~3M MMBtus)
20 Growth Project MMBtus
Total Projects
11
19
24
24
5M
2M
11M
8M
23M
20M
28M
25M
2024
2025E
2026E
2027E

2027 Expected Financial Contribution

$470M – $500M
incremental annual Adj. Operating EBITDA[2]

3 – 4 Years
Payback Period

$375M – $400M
incremental annual FCF[2]

Growth Projects

Saving **180M gallons of diesel fuel** and avoiding **1.8M MTCO2e[3]**

equivalent to…

Energy consumed by **>325,000** U.S. homes annually (comparable to population of Cincinnati, Ohio)

Emissions generated from **20,000** round trip commercial flights from JFK to Houston

Expected Environmental Benefit

Investments Remain Compelling with Strong Returns

1. Aggregate RNG sustainability growth investments and facility expansion anticipated for 2022-2026.
2. Assumes blended average RNG value of $26/MMBtu (which is equivalent to $2.00 RINs and $2.50 natural gas) for RNG sold in the transportation market. See the Appendix for additional information about non-GAAP measures.
3. Based on WM's 2024 legacy on-road vehicle operations.

Case Study | Fairless RNG Project

BACKGROUND

Flagship Landfill in the Metro-Philadelphia Area

Strategic asset given proximity to major population centers and limited disposal alternatives

6k Acres	3.8M Tons	10 Years
Landfill Size	Annual Volume	Remaining Airspace

UNIQUE WM SOLUTION

Vertically Integrated RNG Facility to Existing Landfill

Implemented advanced RNG technologies to capture feed gas

$130M	12k SCFM
RNG Investment	Facility Size (two plants)


Fairless Facility Location

RESULTS

Played role in **2024 landfill expansion approval**

Potentially avoids **161k tons of CO_2e** per year

Provides energy to **power the equivalent of up to 63k local households** a year

RNG Facility Generates Strong Returns While Strengthening Core Landfill Advantages

WM

Executing Robust Risk Management Framework to Proactively Mitigate Earnings Volatility

Balanced Approach to Price Risk Management

- ✓ Contracting with stable, high-quality buyers in the voluntary and transportation markets
- ✓ Fleet capacity expected to close the loop on ~45% of anticipated production via RINs, remaining capacity to be sold to voluntary and transportation markets
- ✓ Diversifying across multiple buyers and time periods, with particular focus on first 3 years
- ✓ Utilizing a mix of fixed and indexed pricing
- ✓ Leveraging a "dollar-cost averaging" approach[1]

Fixed-Price Sales Target	Current Execution[2]		Contracted Pricing
Current Year **70-90% of volume secured** at a fixed price before start of year	 20% 80%	**2025** MMBtu Expected Production: ~11M	**~$31/MMBtu** weighted average contract price
2nd Year **30-50% of volume secured** at a fixed price	 30% 70%	**2026** MMBtu Expected Production: ~23M	**~$26/MMBtu** weighted average contract price
3rd Year **10-30% of volume secured** at a fixed price	 20% 80%	**2027** MMBtu Expected Production: ~28M	**~$25/MMBtu** weighted average contract price

■ Volume Under Contract
■ Uncommitted Volume

Contracting Forward Sales in Transportation and Voluntary Markets

1. Dollar-cost average by layering in sales at regular intervals over the next 3 years.
2. As of 5/31/2025.

Long-Term Opportunity to Monetize Additional Landfill Gas

~136M MMBtu
Est. Captured[1]



45
33
27
28
3
2027
~65%
Beneficial Use
Available for Beneficial Use
WM LFG-to-Electricity
Third-Party
WM RNG
Medium BTU

~45% – 55%
potentially viable under criteria

Monetizing through:

- **New RNG Projects**
- **Landfill Gas-to-Electricity Projects**
- **Medium BTU Projects**

Potential Future Opportunities are Rigorously Scrutinized Based On:

Regulatory Environment
Monitoring federal and state **regulatory environments** and **capital incentives**, that could spur infrastructure projects

Ability to Maximize Optionality of Our Landfill Gas
Contracting RNG / electricity production at attractive pricing with stable, high-quality buyers seeking to meet growing energy demand

Plant Design Modification
Modifying standard design to **lower costs** and **accommodate lower flow LFG streams**

Future Pathways
Energy transition has potential to **unlock opportunities to drive greater value** (e.g., carbon capture)

Strategic Collaborations
Exploring **opportunities with developers**

Maintaining Discipline and Preserving Optionality as We Explore Future LFG Opportunities

1. Landfill gas captured assumed a 50% methane (CH_4) content and 2027 projects are based on a 4% annual growth rate from current volumes. Landfill gas generated from waste is cyclical over a period of decades. The amount and rate of gas generation is dependent on several factors, including waste volume, composition, climatic factors and operational controls.

Key Takeaways


Think Green,
Think Clean.
We run on clean burning natural gas.
wm.com

01

Growing our sustainability business while **operating the company with sustainability in mind**

02

Continuing strong commitment to ongoing sustainability innovation as we **position for long-term secular tailwinds**

03

Delivering on sustainability investments in Recycling and RNG to drive **significant growth** and **shareholder value**

04

Building on our execution track record to **expand capabilities** for the **materials of the future** while delivering **economic and environmental value**

Delivering on the Promise of WM Healthcare Solutions



Rafa Carrasco

SVP, Enterprise Strategy and President, WM Healthcare Solutions


Stericycle

Key Messages

01 Capitalizing on **strong secular growth trends** through use of most expansive medical waste collection, treatment, and disposal asset network in North America

02 Well-positioned to **unlock increased profit potential** as we apply WM operational playbook to medical waste platform

03 Successfully **achieved early integration milestones**, firming up line of sight to **$250M 2027E run-rate cost synergies**

04 **Significant profitable growth opportunity** for cross-selling with WM Legacy portfolio from complementary business platforms



WM Healthcare Solutions at a Glance

North America and UK & Ireland market leader in regulated medical waste and compliance services

2024 Revenue

By Solution



33%
67%

- Regulated Medical Waste and Compliance
- Secure Information Destruction

By Geography



15%
85%

- North America
- International

Comprehensive Global Operations and Facility Network

North America



UK & Ireland[1]

- Regulated Medical Waste Treatment Facilities
- Regulated Medical Waste Collection / Transfer Stations
- Shredding / Baling Facilities
- Incinerators

Leading and Comprehensive Asset Base in U.S.

9
Regulated Medical Waste Incinerators

71
Regulated Medical Waste Autoclaves

Acquired Stericycle in November 2024, a Leading Player in Attractive, Growing Market Segment

1. Additional shred facilities in continental Europe are not displayed on the map but are included in results.

Comprehensive Provider with Full Suite of Solutions



Customers
• Enterprise healthcare
• Practice and care providers
• Pharma, lab, and research
• Offices, legal, universities
• Other (airport, funeral homes, etc.)
Regulated Medical Waste and Compliance Services
Trace Chemo
Pathological
Non-RCRA[1]
WMHS Incinerator
WM Landfill
Sharps
Regulated Medical Waste
WMHS Autoclave
Secure Information Destruction
WM Recycling Facility
Reusable Commodity



Shred-it

Otherwise Complex Logistics Process Made Simple for the Customer

1. Note: Resource Conservation and Recovery Act.

Note: Services and material flow can vary by location.

Medical Waste Benefiting from Multiple Secular Growth Drivers

Aging U.S. Population[1]

of U.S. population (millions of people) and % breakdown by age group



+20M Increase
in 45+ Population
323M
332M
344M
355M
15%
17%
19%
21%
65+ years
26%
25%
23%
23%
45-64 years
36%
36%
36%
35%
18-44 years
23%
22%
22%
21%
<18 years
2016
2020
2025E
2030E

Increasing Chronic Conditions[1]

% U.S. population with chronic condition



45%
47%
48%
49%
2000
2010
2020
2030E

Rising U.S. Hospital Occupancy[2]

% national hospital occupancy



75.3%
Post-pandemic Hospital Occupancy Steady Rate
63.9%
Pre-pandemic Hospital Occupancy Steady Rate (2009 – 2019)
11%
Mean difference
2000
2005
2010
2015
2020
2021
2022
2023
2024
2026E
2028E
2030E

Demographic Shifts Increasing Hospital Occupancy Driving Structural Volume Growth Expected to Outpace Traditional Solid Waste

1. Census Bureau; Mercom Capital Group; RAND Corporation; IQVIA; L.E.K. research and analysis.
2. American Hospital Association's Hospital Statistics.

Growth Outlook Underpinned by Strengths of Integrated Businesses

Growing Industry

Total U.S. Medical Waste Management Services Market Value ($B)[1]



$3.6 – $3.8
$2.5 – $2.7
2023
2028E

Market-Leading Network & Customer Base

- Size and scope of collection, treatment, and disposal network
- Broad set of customers across hospital, national, and independent channels
- Comprehensive suite of services

WM's Proven Approach

- Industry-leading service delivery logistics model
- Optimization of sales coverage
- Customer lifetime value pricing approach
- Proven leadership and culture

Positioned to Drive Above Market, Profitable Growth

Significant Value Creation Beyond Synergies

1. L.E.K. research and analysis. Based on volume and price.

WM Unlocks Stericycle's Full Potential

Stericycle Positioning	Enhanced by WM Capabilities	
Trusted brands and deeply ingrained in customers' locations	Powerful customer value proposition with best-in-class data and analytics platform	**Strong demand** for **data and analytics** supplementing **compliance and sustainability**
Adaptable culture with desire for accountability	Strong, technology-enabled operations process discipline	**On-time service** performance and efficiency improving steadily since acquisition **while fleet is rationalized**
Full suite of medical waste and compliance solutions	Sales coverage optimization expertise	**Streamlined sales force** with increased accountability, yielding larger pipeline and delivering better close and retention rates
Premier service offering across multiple geographies over a large customer base	Sophisticated revenue management	**Advanced pricing and customer analytics** enabled with new contract database

Early-stage Results Validate Long-term Potential

Significant Opportunity to Drive Growth with Combined Company

Driving Growth through Cross-Sell Opportunities and Providing Benefits to Customers

~$2.5B
Wallet Share Opportunity

- **One source solution** managing all complex hospital waste streams
- **Single partner** simplifying experience across customer journey
- **Leading analytics provider** delivering robust data insights to optimize management of customers' waste
- **Cost savings** for appropriate waste diversion

+

Enabling Improved Performance with WM's Leading Capabilities

- **Disciplined growth processes** create opportunities to grow business, while improving operational efficiencies
- **Trusted brand and reliable service** enables further penetration into customer base
- **Leading reporting and analytics** expands service offerings across largest customers
- **Sales coverage optimization and technology** drives focus on largest revenue generating opportunities



~$50M
Incremental Adj. Operating EBITDA[1] from Cross-Sell Opportunities Expected by 2027

Unique Cross-Sell Opportunity Leveraging WM Best Practices and Combined Suite of Solutions

1. See the Appendix for additional information about non-GAAP measures.

WM

Case Study | Driving Revenue Growth through Cross-Selling Opportunities

BACKGROUND

Large hospital system in North and South Carolina has been a long-time customer of Stericycle

- Regulated medical waste
- Shredding services
- Consolidated waste stream billing services and Hospital Specialists

$3M / year annual revenue

WM HEALTHCARE SOLUTIONS & CROSS-SELL OPPORTUNITY

WM proactively introduced new solid waste and recycling services post-acquisition

Customer sees services as an opportunity to gain efficiencies and benefit from:

✓ Further standardization
✓ Process improvements
✓ Enhanced analytics on solid waste and recycling spend



WM

OUTCOMES

Awarded **NEW solid waste and recycling contract**, valued at **$1.5M / year**

Customer expressed interest in **extending regulated medical waste and shredding relationship**

Well-Positioned to Continue to Capture Revenue Synergy Opportunities with Our Customers

Key Opportunities Related to Acquisition

Capitalize on Scale to Drive Operating Leverage

✓ **Optimizing SG&A**
- Eliminated public company cost redundancies
- Implement leading technologies, including AI and automation
- Drive back-office efficiencies

✓ **Lowering operating costs**
- Leverage WM expertise in logistics and technology-enabled operations

✓ **Internalizing disposal volumes into WM's leading disposal network**

Successful Culture Integration

✓ WM people-first and winning accountability culture embraced throughout legacy Stericycle

✓ Clear path to integrating operations in the field areas

✓ Leveraging WM Way + Stericycle's expertise to unlock significant value



Expect to Achieve in 2027

$250M Run-Rate Cost Synergies

from Acquisition

Double Original Estimates



Laying the Groundwork for Profitable Growth

WM

Key Takeaways



01

Capitalizing on **strong secular growth trends** through use of most expansive medical waste collection, treatment, and disposal asset network in North America

02

Well-positioned to **unlock increased profit potential** as we apply WM operational playbook to medical waste platform

03

Successfully **achieved early integration milestones**, firming up line of sight to **$250M 2027E run-rate cost synergies**

04

Significant profitable growth opportunity for cross-selling with WM Legacy portfolio from complementary business platforms

Achieving Sustainable Long-term Growth



Devina Rankin

EVP and Chief Financial Officer


WM
WM

Key Messages

01 Building on exceptional, **multi-year track record of value creation** as we enter the next era of growth, profitability, and compounding returns

02 Delivering **ongoing shareholder value** through our people-first strategy, differentiation, un-replicable assets, and ongoing investments in technology and automation

03 Generating robust earnings growth and free cash flow to fuel a **disciplined capital allocation strategy** with reinvestments driving a strong ROI

04 **Sustaining long-term growth** through a profitable core business, multi-year growth platforms, and targeted value-accretive acquisitions



Proven Track Record of Delivering Strong Financial Performance

Revenue ($M)

~6% CAGR



$19,698
$20,426
$22,063
2022
2023
2024

Adj. Operating EBITDA ($M) and Margin (%)[1]

~9% CAGR



$5,512
$5,899
$6,563
28.0%
28.9%
29.7%2
2022
2023
2024

Free Cash Flow[1] ($M)

(before sustainability growth investments)

~13% CAGR



$2,537
$2,666
$3,267
2022
2023
2024

Key Drivers

- Strong organic revenue growth in Collection & Disposal driven by focus on CLV
- Increasing growth of National Accounts
- Growing contributions from sustainability investments
- Growth through acquisitions

- Favorable price-to-cost spread of >300 bps[3]
- Leveraging automation and technology to reduce labor dependency and lower cost
- Disciplined SG&A cost management
- Proactively managing variability in Recycling and RNG commodity prices

- Strong earnings growth from our Core Business and strategic investments
- Disciplined management of capital expenditures
- Delivering working capital improvements
- Efficient tax planning and debt management

1. See the Appendix for additional information about non-GAAP measures.
2. Includes 30 bps dilution from Stericycle acquisition.
3. FY 2023 and FY 2024 Core Price vs CPI.

WM

Proven Track Record of Compounding Returns and Financial Performance



Total Shareholder Return[1]
+476%
WM
+205%
XLI (Industrial Select Sector SPDR Fund)
+137%
DJIA
January 2015
June 2025

	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024	
Revenue	$12.9B	$13.6B	$14.5B	$14.9B	$15.5B	$15.2B	$17.9B	$19.7B	$20.4B	$22.1B	**6.2% CAGR**
Adj. Operating EBITDA Margin[2]	26.5%	27.2%	27.7%	28.3%	28.4%	28.4%	28.1%	28.0%	28.9%	29.7%[3]	**+320 BPS**
Adj. Operating EBITDA[2]	$3.4B	$3.7B	$4.0B	$4.2B	$4.4B	$4.3B	$5.0B	$5.5B	$5.9B	$6.6B	**7.6% CAGR**

1. All data from FactSet for 1/1/2015 through 5/31/2025.
2. See the Appendix for additional information about non-GAAP measures.
3. Includes 30 bps dilution from Stericycle acquisition.

Strong and Flexible Balance Sheet

Committed to Strong Credit Ratings…

Moody's	A3
S&P	A-
Fitch	A-

…and Ample Cost-Effective Liquidity

Total Available Liquidity[1]	$2.4B
Weighted Average Cost of Debt[2]	4.1%

Debt Maturity Schedule ($M)


Weighted Average Maturity | ~9.1 Years[2]
$2,613
$747
$2,002
$1,969
$2,048
$587
2025
2026
2027
2028
2029
Avg. Annual Maturity Beyond 2029

Leverage Ratio[3]


Advanced Disposal Acquisition
3.19x
2.71x
2.77x
2.75x
Stericycle Acquisition
3.61x
~3.15x
Within Target Range
Target Leverage Ratio
3.0x
2.5x
2020
2021
2022
2023
2024
2025E
2026E

Established Track Record of De-Leveraging After Acquisitions

1. Consists of WM's available and unused credit capacity under its revolving credit facility plus WM's cash and cash equivalents as of 12/31/2024.
2. As of 12/31/2024.
3. Refers to the covenant as defined within WM's revolving credit facility; see the Appendix for more information.

Ongoing Dedication to Responsible Capital Stewardship

Disciplined Capital Allocation Strategy Focused on Shareholder Value...

	3-Year History (2022 – 2024)	Go-Forward Priorities
Sustainable Dividend Growth	• **7.4%** compounded annual dividend growth rate	• Target **40 – 50% payout** of FCF[1]
Organic Growth and Reinvestment	• **10.4%** of sales on CAPEX to support the business • **$2.3B** Sustainability growth investments	• Long-term range to support business of **9.5% – 10.5%** of revenue
M&A	• **$1.3B** invested in tuck-in acquisitions • **$7.2B** Stericycle acquisition in 2024	• **Focused and disciplined** approach
Share Repurchases	• **$3.1B** shares repurchased	• To be resumed (with board approval) after returning to **targeted leverage levels**

...Driving Industry-Leading Returns

Return on Invested Capital[2]



13.3%
8.3%
13.8%
7.7%
13.7%
7.8%
10.6%
8.9%
2022
2023
2024
2024 Peer[3]
Cost of Capital
ROIC

Returns Significantly Outpacing Cost of Capital While...

- ✓ Increasing growth investments
- ✓ Integrating acquisitions
- ✓ Optimizing asset network
- ✓ Leveraging technology to reduce costs
- ✓ Deepening customer relationships

1. WM's Board of Directors must declare each future dividend prior to payout.
2. See the Appendix for additional information about non-GAAP measures.
3. Calculated internally based on publicly available information from WCN and RSG as of 12/31/2024, using the same methodology as WM's ROIC.

WM

Strategic Approach to Value Creation through M&A

Strategic Criteria

- Extension of asset network in key markets – internalization opportunities and adding density
- Cultural fit – safety and customer focused
- High-return lines of business
- Deepen expertise in existing core competencies – ability to extend operational and logistics expertise


WM

Financial Criteria

- Accretive operating EBITDA and cash flow in first full year
- Premium to WACC of 200+ bps adjusted for risk profile
- Post-synergy multiple below WM's trading value
- Combined value greater than sum of the parts

Clear Strategic and Financial Criteria with a Proven Playbook for Integrating Acquisitions

Continuing to Drive Additional Shareholder Value through Dividend Growth and Opportunistic Share Repurchases

Dividend Per Share



$1.54
$1.64
$1.70
$1.86
$2.05
$2.18
$2.30
$2.60
$2.80
$3.00
$3.30[1]
2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025

22 Consecutive Years of Dividend Increases; ~8% CAGR Over Past 10 Years

Share Buyback History ($M)



$600
$725
$750
$1,008
$244
Advanced Disposal Acquisition
$402
$1,280
$1,570
$1,242
Stericycle Acquisition
$262
2015 2016 2017 2018 2019 2020 2021 2022 2023 2024

Long History of Opportunistic Share Buybacks; Reduced Shares Outstanding 12.7% Since 2014

1. Projected, based on current dividend rate. All future dividends must be declared by the Board of Directors.

Introducing New Long-Term Targets

	2027 Targets
Driving **strong revenue growth** across multiple segments…	**$28,500 – $29,250M** Revenue
…while optimizing costs to **grow earnings**…	**$8,850 – $9,150M** Adj. Operating EBITDA[1]
…and deliver **robust free cash flow**	**$4,025 – $4,175M** Free Cash Flow[1] (before sustainability growth investments)

Driving Strong Growth in Core Businesses and Multi-Year Platforms While Growing Earnings

+150 bps Adj. Operating EBITDA Margin Improvement From 2024; Project 31.2% at the Midpoint[1]

1. See the Appendix for additional information about non-GAAP measures.

Driving Strong Organic Revenue Growth, Accelerated with Accretive M&A


2024 Revenue
$22,063M
~9.4% CAGR
2027E Revenue
$28,875M[1]

2025 – 2027 Projections:

Collection and Disposal	WM Healthcare Solutions	Sustainability Businesses
3% – 5%[2] revenue from yield	**5% – 6%[2]** revenue growth	**14% – 15%[2]** revenue growth
0% – 1%[2] revenue from volume		
0.5% – 1% from tuck-in M&A		

Key Assumptions

- CPI: ~3.0%
- GDP: ~2.5%
- RNG Pricing: $26/MMBtu
- Blended Average Commodity Price: $125/ton



1. Midpoint of outlook.
2. Growth rates as a percentage of related revenue.

Multiple Levers to Expand Projected Adj. Operating EBITDA and FCF

Adj. Operating EBITDA[1] ($B)



~11.1% CAGR
$9.00[2]
$6.56
2024
2027E
Collection & Disposal
WM Renewable Energy
Recycling Processing & Sales
WM Healthcare Solutions

- **Expanding margin 150 bps** over 3 years
- Collection & Disposal expected to **grow 5 – 7%** beyond 2027

Free Cash Flow[1] ($B)

(before capital spent on sustainability growth investments)



~7.9% CAGR
$4.10[2]
$3.27
2024
2027E

- Expect to generate **~$10B in total FCF** from 2025 – 2027
- Expanding **FCF Conversion to >45%** even as we absorb higher cash taxes and interest

1. See the Appendix for additional information about non-GAAP measures.
2. Midpoint of outlook.

Key Takeaways


WM

01

Building on exceptional, **multi-year track record of value creation** as we enter the next era of growth, profitability, and returns

02

Delivering **ongoing shareholder value** through our people-first strategy, differentiation, un-replicable assets, and ongoing investments in technology and automation

03

Generating robust earnings growth and free cash flow to fuel a **disciplined capital allocation strategy** with reinvestments driving a strong ROI

04

Sustaining long-term growth through a profitable core business, multi-year growth platforms, and targeted value-accretive acquisitions

Closing Remarks



Jim Fish
Chief Executive Officer


Cleaner Air,
Learn more at

Compelling Long-Term Investment

01 Fostering a **people-first leadership** approach built on the strength and experience of a **dynamic leadership team**

02 Fueling a **powerful, long-term engine** for growth and sustained value creation

03 Leveraging a **unique, un-replicable asset network** and **materials management expertise** to drive competitive differentiation

04 Building **distinctive platforms for growth**, supported by strong secular trends

05 Executing a **clear and disciplined capital allocation** strategy focused on **long-term shareholder value creation**



WM
800 796 9696
wm.com
RECYCLING ONLY

2027 GROWTH OUTLOOK

$28,500 – $29,250M
Revenue

$8,850 – $9,150M
Adj. Operating EBITDA[1]

$4,025 – $4,175M
Free Cash Flow[1]
(before sustainability growth investments)

1. See the Appendix for additional information about non-GAAP measures.

Q&A



Appendix


WM
SmartEnergy Compactor

Glossary

Term	Acronym	Definition
Adjusted Operating EBITDA		Management defines operating EBITDA as GAAP income from operations before depreciation, depletion and amortization. When adjusted, operating EBITDA is a non-GAAP measure. See the Appendix for more information on use of non-GAAP measures.
Autoclave		A treatment process that uses heat and steam to kill pathogens. In the healthcare waste industry, autoclaves are commonly used to treat regulated medical waste and sharps waste, rendering these wastes non-infectious prior to disposal.
Automated Side Loader	ASL	Refuse vehicle designed to lift and empty trash bins into the truck's hopper without requiring the driver/operator to exit the vehicle.
Biosolids		A product of the wastewater treatment process. During wastewater treatment the liquids are separated from the solids. Those solids are then treated to produce a semisolid, nutrient-rich product.
Compressed Natural Gas	CNG	Natural gas compressed to less than 1% of its volume at standard atmospheric pressure; typically used to fuel vehicles as a lower-emission alternative to gasoline or diesel
Construction and Demolition	C&D	Construction and demolition materials are any substance, matter or thing which is generated as a result of construction and demolition work. It is a mixture of materials arising from site clearance, excavation, construction, refurbishment, renovation, demolition and road works.
Core Price		A performance metric used by management to evaluate the effectiveness of our pricing strategies; it is not derived from our financial statements and may not be comparable to measures presented by other companies. Core price is based on certain historical assumptions, which may differ from actual results, to allow for comparability between reporting periods and to reveal trends in results over time.
Customer Lifetime Value	CLV	Using data and analytics to analyze and improve customers' experiences to drive lower churn and increase the long-term profitability.
Elements®		A reporting platform used by our customers or sales team to monitor spend, service quality, sustainability-related impact, continuous improvement opportunities related to service optimization, and portfolio reporting at a customer or segment level.
Extended Producer Responsibility	EPR	A policy approach where producers (manufacturers, brands, importers) are given responsibility for the entire life cycle of their products — especially for take-back, recycling, and final disposal — after the product is no longer useful to the consumer.
Free Cash Flow	FCF	Management defines free cash flow as net cash provided by operating activities, less capital expenditures, plus proceeds from divestitures of businesses and other assets (net of cash divested). See the Appendix for more information on use of non-GAAP measures.
Free Cash Flow Conversion		Free Cash Flow divided by Adj. Operating EBTIDA.
Greenhouse Gas	GHG	Gases in the Earth's atmosphere that trap heat, keeping the planet warm by allowing sunlight in but preventing some of the heat from escaping back into space — this is known as the greenhouse effect.
Incineration		A treatment process that uses high temperatures to kill pathogens in medical waste. In the healthcare waste industry, Hospital, Medical, and Infectious Waste Incinerators (HMIWI) thermally treat specific wastes, including pathological, trace chemotherapy, and non-hazardous pharmaceutical wastes, as required by some state regulations as well as by WM Healthcare Solutions' waste acceptance policies. HMIWIs render the waste non-infectious prior to disposal.
Landfill	LF	A discrete area of land or excavation that receives and stores waste.
Landfill Gas	LFG	Landfill gas is a natural byproduct of the decomposition of organic material in landfills.
Landfill Gas-to-Electricity	LFGTE	A process involving the collection, processing, and combustion of landfill gas in engines or turbines, producing electricity that can be used on-site or fed into the power grid.
Medium BTU		A process involving the collection and processing of landfill gas for direct thermal applications like boilers, kilns or dryers in industrial facilities, while maintaining a BTU (British Thermal Unit) content between 300 and 700 BTU per standard cubic foot.

Glossary

Term	Acronym	Definition
Megawatt/Megawatt Hour	MW/MWh	Measurements of electric power capacity and usage, respectively.
Million British Thermal Units	MMBtu	Measurement of heat.
Net Promotor Score	NPS	A metric used to measure customer loyalty and satisfaction by asking customers how likely they are to recommend a company, product, or service to others.
Per- and Polyfluoroalkyl Substances	PFAS	Synthetic chemicals characterized by strong carbon-fluorine bonds, which make them highly stable and resistant to breaking down in the environment — earning them the nickname "forever chemicals."
Regulated Medical Waste	RMW	Waste known or reasonably expected to contain a pathogen. Examples may include items saturated with human blood or other potentially infectious materials (OPIM), such as bandages, gauze, or Personal Protective Equipment (PPE).
Renewable Fuel Standard	RFS	The RFS program requires refiners and importers either to blend volumes of renewable fuel such as ethanol or biodiesel into the transportation pool (gasoline and diesel fuel) or to purchase renewable fuel credits known as renewable identification numbers ("RINs"). Producers of qualifying renewable fuels are permitted to generate and sell RINs associated with their production.
Renewable Identification Number	RIN	RINs are credits used for compliance and are the "currency" of the RFS program. RINs are generated when renewable fuel is created and retired when they are used to demonstrate compliance. A RIN can be assigned directly to a batch of fuel or separated from the fuel it was originally assigned to. RINs can then be bought/sold to obligated parties such as non-renewable fuel producers and importers. WM is a renewable fuel producer and matches its CNG vehicle fleet's fuel demand with renewable natural gas production, thereby generating RINs.
Renewable Natural Gas	RNG	Renewable natural gas (RNG) is a pipeline-quality gas derived from Biogas that is fully interchangeable with conventional natural gas and thus can be used in natural gas vehicles. Like conventional natural gas, RNG can be used as a transportation fuel in the form of compressed natural gas (CNG) or liquefied natural gas (LNG). Landfill RNG qualifies as a cellulosic biofuel under the Renewable Fuel Standard.
Renewable Volume Obligation	RVO	Annual renewable fuel usage requirement for "obligated parties" determined by the EPA.
Return on Invested Capital	ROIC	A financial metric that measures how efficiently a company generates profit from the capital it has invested. Management defines Return on Invested Capital as income from operations less provision for income taxes, each as adjusted for certain acquisition, divestiture, asset impairment and other expenses, divided by WM's invested capital, including debt, stockholder's equity and noncontrolling interests, less cash. See the Appendix for more information on the use of non-GAAP measures.
Secure Information Destruction	SID	Secure Information Destruction services, a business that primarily provides confidential customer material shredding services and recycling of shredded paper. Hard drive destruction is also available in some areas as well as specialty shredding services.
Sharps		Sharps are objects contaminated with a pathogen that are also capable of cutting or penetrating skin or packaging materials. Examples of sharps waste may include needles, syringes, scalpels, broken glass, slides, and culture dishes.
WM Legacy Business		Total WM results excluding the WM Healthcare Solutions segment and net of intercompany eliminations.
WM Smart Truck®		A patented system of smart cameras and GPS devices which automatically identifies all services associated with each customer and then reconciles photos and videos using AI to identify overloaded and contaminated containers, allowing for proactive customer outreach.
Standard Cubic Feet per Minute	SCFM	Measurement of gas flow rate.
Total Addressable Market	TAM	The total revenue opportunity that is available for a product or service.
Total Recordable Incident Rate	TRIR	A measure of the number of recordable incidents per 100 full-time workers during a one-year period.
Waste Water Treatment Plant	WWTP	A facility designed to clean and treat wastewater (from homes, businesses, industries, and stormwater) so it can be safely released into the environment or reused.
Weighted Average Cost of Capital	WACC	The minimum return a company needs to generate to satisfy its creditors and shareholders.
WM One Solution		An integrated approach to providing to our customers solutions for all of their waste streams.

Appendix

Financial Highlights

CASH FLOW

($M)	2024	2023	2022	2021	2020	2019
Net cash provided by operations	$5,390	$4,719	$4,536	$4,338	$3,403	$3,874
Capital expenditures to support the business	$2,281	$2,131	$2,026	$1,665	$1,606	$1,818
Free cash flow[1] before sustainability growth investments	$3,267	$2,666	$2,537	$2,769	$2,656	$2,105
Capital expenditures - sustainability growth investments	$950	$764	$561	$239	$26	-
Free cash flow[1]	$2,317	$1,902	$1,976	$2,530	$2,656	$2,105
Acquisitions and investments[2]	$7,503	$173	$377	$76	$4,088	$527
Cash dividends	$1,210	$1,136	$1,077	$970	$927	$876
Common stock repurchases	$262	$1,302	$1,500	$1,350	$402	$248

1. The reconciliation of these non-GAAP financial measures are also included in this Appendix.
2. In 2020, WM acquired Advanced Disposal. In 2024, WM acquired Stericycle.

Reconciliation of Non-GAAP Measures

This presentation contains non-GAAP financial measures, including adjusted operating EBTIDA, free cash flow, return on invested capital and leverage ratio. WM believes that these non-GAAP measures are helpful to investors to assess the performance, results of operations and cash available to the business.

Management defines ***operating EBITDA*** as GAAP income from operations before depreciation, depletion and amortization. Operating EBITDA has been, and in the future is anticipated to be, adjusted to exclude the effects of events or circumstances that are not representative or indicative of WM's results of operations, but may be significant. When adjusted, operating EBITDA is a non-GAAP measure. Management defines ***free cash flow*** as net cash provided by operating activities, less capital expenditures, plus proceeds from divestitures of businesses and other assets (net of cash divested). ***Leverage ratio*** is calculated based on the defined terms for this covenant within WM's revolving credit facility. Management defines ***Return on Invested Capital*** as income from operations less provision for income taxes, each as adjusted for certain acquisition, divestiture, asset impairment and other expenses, divided by the sum of WM's invested capital, including debt, stockholder's equity and noncontrolling interests, less cash.

Non-GAAP measures are meant to supplement, not replace, comparable GAAP measures, and such non-GAAP measures may be calculated differently from similarly titled measures used by other companies.

Due to uncertainty about the likelihood, amount and timing of potential future adjustments to exclude the effects of events and circumstances that are not representative or indicative of WM's results of operations, and other facts and circumstances subject to change as discussed under Forward-Looking Statements & Projections above, WM is not able to provide a quantitative reconciliation of projected, estimated or targeted future adjusted operating EBITDA or free cash flow amounts to the comparable GAAP measure. As discussed under Forward-Looking Statements & Projections above, actual results may be materially different from all such projections, estimates and targets.

Reconciliation of Non-GAAP Measures

ADJUSTED OPERATING EBITDA

($M, except margins)	2024	2023	2022	2021	2020	2019	2018	2017	2016	2015
Income from operations (as reported)	$4,063	$3,575	$3,365	$2,965	$2,434	$2,706	$2,789	$2,636	$2,296	$2,045
Depreciation and amortization	$2,267	$2,071	$2,038	$1,999	$1,671	$1,574	$1,477	$1,376	$1,301	$1,245
Acquisition-related costs	$160	-	$8	$47	$146	$33	-	-	-	-
Enterprise resource planning system implementation related costs	-	-	$40	$30	$25	$10	-	-	-	-
(Gain) loss from divestitures, asset impairments and unusual items, net	$72	$245	$61	$(9)	$38	$57	($55)	($17)	$110	$85
Restructuring	-	-	-	-	$7	$3	$2	-	-	-
Multiemployer pension plans	-	-	-	-	-	-	$3	$11	-	$55
Collective bargaining agreement costs	$1	$8	-	-	-	-	-	-	-	-
Adjusted operating EBITDA	**$6,563**	**$5,899**	**$5,512**	**$5,032**	**$4,321**	**$4,383**	**$4,216**	**$4,006**	**$3,707**	**$3,430**
Revenue	$22,063	$20,426	$19,698	$17,931	$15,218	$15,455	$14,914	$14,485	$13,609	$12,961
Adjusted operating EBITDA margin	**29.7%**	**28.9%**	**28.0%**	**28.1%**	**28.4%**	**28.4%**	**28.3%**	**27.7%**	**27.2%**	**26.5%**

Reconciliation of Non-GAAP Measures

FREE CASH FLOW

($M)	2024	2023	2022	2021	2020	2019
Net cash provided by operations	$5,390	$4,719	$4,536	$4,338	$3,403	$3,874
Capital expenditures to support the business	$2,281	$2,131	$2,026	$1,665	$1,606	$1,818
Proceeds from divestitures of businesses (net of cash divested) and other sale of assets	$158	$78	$27	$96	$885	$49
Free cash flow before sustainability growth investments	**$3,267**	**$2,666**	**$2,537**	**$2,769**	**$2,682**	**$2,105**
Capital expenditures – sustainability growth investments	$950	$764	$561	$239	$26	-
Free cash flow	**$2,317**	**$1,902**	**$1,976**	**$2,530**	**$2,656**	**$2,105**

Reconciliation of Non-GAAP Measures

LEVERAGE RATIO: TOTAL DEBT / EBITDA (TRAILING 12 MONTHS)

($M)	2024	2023	2022	2021	2020
Long-term debt	$23,900	$16,229	$14,984	$13,405	$13,810
Adjustments for debt issuance costs, discounts and other	$178	$122	$88	$80	$85
Guarantees of indebtedness of others	-	$1	$1	$2	$3
Numerator[1]	**$24,078**	**$16,352**	**$15,073**	**$13,487**	**$13,898**
Adjusted operating EBITDA[2]	$6,563	$5,899	$5,512	$5,032	$4,321
Bank covenant adjustments	$107	$55	$(62)	$(60)	$48
Denominator - EBITDA[1]	**$6,670**	**$5,954**	**$5,450**	**$4,972**	**$4,369**
Total Debt / EBITDA[1]	**3.61x**	**2.75x**	**2.77x**	**2.71x**	**3.19x**

1. The Numerator and Denominator used for this calculation are based on defined terms for this covenant within the Company's revolving credit facility; see Exhibit 10.9 to WM's Form 10-K filed 2/19/2025 for more information.
2. The reconciliation of this non-GAAP financial measures is also included in this Appendix.

Reconciliation of Non-GAAP Measures

RETURN ON INVESTED CAPITAL

($M, except margins)	2024	2023	2022
Adjusted income from operations[1]	$4,296	$3,828	$3,474
Less: Adjusted provision for income tax[1]	($783)	($751)	($704)
Net Operating Profit After-Tax	**$3,513**	**$3,077**	**$2,770**
Debt	$18,349	$15,599	$14,203
Noncontrolling interests	($4)	$10	$5
Stockholders' equity	$7,693	$6,889	$7,048
Less: Cash	($380)	($252)	($384)
Invested Capital[2]	**$25,658**	**$22,246**	**$20,872**
Return on Invested Capital	**13.7%**	**13.8%**	**13.3%**

1. The reconciliation of these non-GAAP financial measures are also included in this Appendix.
2. The balance sheet items represent the average of the previous four quarters.

Reconciliation of Non-GAAP Measures

ADJUSTED INCOME FROM OPERATIONS

($M)	2024	2023	2022
Income from operations (as reported)	$4,063	$3,575	$3,365
Adjustments			
Acquisition-related costs	$160	-	$8
Enterprise resource planning system related costs	-	-	$40
Collective bargaining agreement costs	$1	$8	-
(Gain)/loss from divestitures, asset impairments and unusual items, net	$72	$245	$61
Adjusted income from operations	**$4,296**	**$3,828**	**$3,474**

Reconciliation of Non-GAAP Measures

ADJUSTED PROVISION FOR INCOME TAX

($M)	2024	2023	2022
Provision for income taxes (as reported)	$713	$745	$678
Tax-Related Adjustments			
Acquisition-related costs	$28	-	$2
Enterprise resource planning system related costs	-	-	$11
Collective bargaining agreement costs	-	$2	
(Gain)/loss from divestitures, asset impairments and unusual items, net	$40	$4	$13
Loss and other costs associated with extinguishment of debt	$2	-	-
Adjusted provision for income tax	**$783**	**$751**	**$704**

Speaker Bios


WARNING
NO
GARBAGE



Jim Fish

Chief Executive Officer

James (Jim) Fish, Jr. is Chief Executive Officer for WM. He is also a member of the Board of Directors.

Jim joined WM in 2001 and was named CEO in November 2016. Jim was named President earlier in 2016 and was the CFO from 2012-2016. Over the last 20 years, he has held several key positions with the Company, including Senior Vice President for the Company's Eastern Group, Area Vice President for Pennsylvania and West Virginia, Market Area General Manager for Massachusetts and Rhode Island, Vice President of Price Management and Director of Financial Planning and Analysis.

Before joining WM, Fish held finance and revenue management positions at Westex, a Yellow-Roadway subsidiary; Trans World Airlines; and America West Airlines. He began his professional career at KPMG Peat Marwick.

Fish earned a Bachelor of Science in accounting from Arizona State University and an MBA in finance from the University of Chicago.

WM



John Morris

President and Chief Operating Officer

John Morris is President and Chief Operating Officer, having been promoted to the role of President in May of 2025.

As President and Chief Operating Officer (COO) for WM, John Morris has responsibility for all WM's Strategy, Sustainability and Customer functions.

Additionally, Morris oversees all field operations, which includes oversight of collections, disposal, recycling and landfills.

He has held several positions in his 20-plus years with the company including Market Area General Manager of NYC, Area Vice President of the Greater Mid-Atlantic Area, Chief Strategy Officer, and most recently Senior Vice President, Field Operations.

John is a graduate of Rutgers University.



Devina Rankin

EVP and Chief Financial Officer

As the Executive Vice President and Chief Financial Officer for WM, Devina A. Rankin is responsible for all finance functions for the Company. She also has executive responsibility for the internal audit, investor relations, supply chain and the information technology functions.

Rankin joined the company in 2002 and has held several corporate finance positions of increasing responsibility including Assistant Treasurer and Treasurer.

Prior to joining WM, Rankin was a member of the assurance practices of Ernst & Young and Arthur Andersen.

Rankin has a Bachelor of Business Administration and Master of Science in Accounting from Texas A&M University and is a certified public accountant licensed in Texas.



Kim Stith

SVP and Chief Human Resources Officer

As Chief Human Resources Officer for WM, Kim Stith is responsible for leading WM's overall human capital strategy and employee experience that positions WM to attract and retain top talent with a focus on building organizational health and capability, developing talent and strengthening employee relations.

Kim previously served as Vice President, General Counsel of Employment Law at WM, leading the team that provides employment and benefits law guidance to the company's corporate and field functions.

Before joining WM in 2001, Kim was a partner in Littler Mendelson's Houston office where she advised clients on, and litigated cases involving, all aspects of employment and labor law. Kim began her legal career at Bracewell LLP in its Labor & Employment section.

Kim received a Bachelor's degree with honors from the University of Texas at Austin and her law degree from the University of Virginia School of Law.



Mike Watson

SVP and Chief Customer Officer

As Senior Vice President and Chief Customer Officer (CCO) for WM, Michael (Mike) Watson leads the sales, revenue management and customer experience organizations.

He is responsible for WM's profitable growth strategy across all sales channels and ensures the delivery of exceptional experiences throughout the customer journey. Additionally, he oversees WM's purpose-driven brand and marketing strategy.

Before becoming CCO, Watson held several leadership positions during his 30-plus year tenure, including Area Vice President for the Midwest and various corporate and field-based roles.

He holds an undergraduate degree in Economics from Indiana University and an MBA with honors from The University of Chicago – Booth School of Business.



Rafa Carrasco

SVP, Enterprise Strategy and President, WM Healthcare Solutions

As Senior Vice President, Enterprise Strategy and President, WM Healthcare Solutions, Rafael "Rafa" Carrasco is a member of WM's senior leadership team and oversees (i) critical long-term growth and risk management initiatives, including network planning, enterprise logistics, corporate development & innovation, and strategic evaluation and performance of non-core opportunities, and (ii) WM's offerings in the medical waste industry and secure information destruction.

Rafa has been with WM for over 8 years, previously serving as the Senior Vice President for Operations, managing the collection, disposal, recycling, and landfills for Eastern Pennsylvania, Delaware, New Jersey, and the Boroughs of New York City.

Before joining WM in 2016, Carrasco worked at Sims Metal Management for 7 years and co-founded a U.S. Government contractor.

Rafa earned a BBA and MBA from the University of Houston, where he played Division I basketball.



Tara Hemmer

SVP and Chief Sustainability Officer

As Senior Vice President and Chief Sustainability Officer for WM, Tara Hemmer is responsible for growing sustainable service offerings, including recycling, renewable energy and organics. This includes WM's executed and on-going sustainability growth investments totaling approximately $3B from 2022-2026 to automate recycling facilities and build new renewable natural gas infrastructure across North America.

Tara's team is also creating comprehensive sustainability solutions that will help customers achieve their own sustainability goals – from diversion programs addressing hard-to-recycle materials, food recovery programs, eliminating non-recyclable packaging and implementing metals segregation processes to increase recyclable volumes of metals – among other programs.

She was previously Senior Vice President, Field Operations for the southern part of North America, including oversight of collection, disposal, recycling and landfills. Hemmer joined the company in 1999 and progressed through various leadership roles across North America including Vice President of Disposal Operations, Area Vice President for the Greater Mid-Atlantic Area, and Senior Vice President of Operations, Safety and Environmental Compliance. She also serves on the board of the Environmental Research and Education Foundation and the Houston Parks Board.

Hemmer graduated from Cornell University with a Bachelor of Science in Civil and Environmental Engineering.



Marcel Dalby

Vice President, Collection Operations & Business Optimization

As Vice President of Collection Operations & Business Optimization for WM, Marcel oversees WM's 16K daily collection routes as well as all optimization efforts across collection, fleet, disposal, and recycling operations. His efforts are focused on ensuring safe and cost-effective customer service while optimizing operations utilizing technology to automate manual tasks and instill algorithms to optimize routing and other business processes.

Marcel's team bridges the gap between field operations and WM's Digital technology teams to ensure that the approach and processes to optimize align with how our business functions today.

Marcel has been with WM for 20 years. Prior to this role Marcel was responsible for all aspects of WM collection and landfill operations including sales, service, strategic planning, and financial performance for the greater Jacksonville, FL Area. This includes oversite of six collection companies, four landfills, and four transfer stations. In addition, he was responsible for over 500 total employees and $242M in annual revenues. Prior to this Marcel served as Director of Collection Operations for Texas & Oklahoma.

Marcel holds a Bachelor of Business Administration: Management from Texas State University.



Ron Ward

Capitol Area Vice President

As Capitol Area Vice President for WM, Ron oversees the WM Capitol Area that consists of Maryland, Virginia, Western Pennsylvania and West Virginia. In his role, Ron has full P&L responsibility for $1.5B in annual revenue along with 17 Directors, 3,200 employees, 35 hauling sites, 20 transfer stations, 25 landfills, 5 recycling centers and a robust waste-by-rail network on the east coast. He is a veteran operations professional.

Ron began his career in the U.S. Air Force, where he participated in Operation Desert Storm. He brings more than 31 years of leadership experience in sales, marketing, revenue growth, financial management and process improvement from Mercedes-Benz of North America, Merck, Nestle and Origlio Beverage (Miller Coors Wholesaler).

After his career in the U.S. Air Force, Ron earned a Bachelor's Degree from Southern Illinois University. He also holds a Master of Science from Central Michigan University and a J.D. from Rutgers University.



Rebecca McMorris

Senior Director, Digital Enterprise Services

As Senior Director of Digital Enterprise Services for WM, Rebecca holds two leadership roles within WM Digital for Planning and Data Services. Planning focuses on managing the business of Digital including budget and investment management, enterprise architecture and employee engagement. The Data Services team builds and supports Data & Analytics solutions serving all business lines across WM while laying the groundwork to enable AI for the enterprise.

Rebecca joined WM in 2022. Prior to joining WM, Rebecca worked at ExxonMobil for 19 years in a variety of leadership roles spanning application development and support for ERP platforms, major global projects and advancing its enterprise architecture, data, and analytics capabilities globally.

She earned a Bachelor of Science in Computer Information Systems from Louisiana Tech University.